November 20, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-1004

Attn:    Ms. Deborah O’Neal-Johnson, Document Control – EDGAR

Re:	Columbia Funds Series Trust I (File Nos. 002-99356/811-04367)

      Active Portfolios Multi-Manager Small Cap Equity Fund

Dear Ms. O’Neal-Johnson:

The above-mentioned Registrant is filing a definitive information statement pursuant to Section 14(c) of the Securities and Exchange Act of 1934. Following, please find the response to the comment provided via telephone on November 19, 2012.

Comment: On page three under the section Board Considerations and Approval of New Subadvisory Agreement in relation to the board considerations at the September 14, 2012 meeting to approve the interim subadvisory agreement, what were the investment strategy changes the Board considered and what is your plan for communicating those changes to shareholders.

Response: The changes the Board considered at the September 14, 2012 meeting were (1) to terminate the subadvisory agreement with RS Investment management Co. LLC; (2) to approve an interim subadvisory agreement with Conestoga Capital Advisors, LLC; and (3) to modify the Fund’s investment strategy and risks to reflect Conestoga’s investment process for the portion of the Fund they will manage. The supplement to the Fund’s prospectus which outlines the definitive changes to the investment strategy to reflect Conestoga’s investment process (filed with the SEC on September 21, 2012 (SEC Accession No. 0001193125-12-399490)) will be mailed to all Fund shareholders with the information statement.

In connection with the definitive 14C, the Registrant, hereby acknowledge the following:

The disclosures in the filing are the responsibility of the Registrant and the Registrant is fully responsible for the adequacy or accuracy of the disclosures in this filing. The Registrant represents to the Commission that comments made by the Commission, or the staff acting pursuant to delegated authority, or changes to disclosure in response to staff comments in the filing reviewed by the staff, do not foreclose the Commission from taking any action with respect to the filing, and the Registrant represents that it will not assert this action as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

If you have any questions, please contact me at (612) 671-4321 or Katina A. Walker at (612) 671-6990.

Sincerely,

/s/ Christopher O. Petersen
Christopher O. Petersen
Vice President and Secretary